UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2007
COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey		07004

(Address of principal executive offices)		(Zip Code)
(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(a)      Financial Statements of Business Acquired — Not Applicable
(b)      Pro Forma Financial Information — Not Applicable
(c)      Shell Company Transactions — Not Applicable
(d)      Exhibits
           The following Exhibits are incorporated by reference into the Registration Statement on Form S-3 No. 333-134173 as exhibits thereto and are filed as part of this Report.

Exhibit No.	Exhibit

3.1	Restated Certificate of Incorporation of Covanta Holding Corporation, effective November 16, 2006

23.1	Consent of Independent Registered Public Accounting Firm of Covanta Energy Corporation and Subsidiaries, dated January 16, 2007, by Deloitte & Touche LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 19, 2007
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Restated Certificate of Incorporation of Covanta Holding Corporation, effective November 16, 2006

23.1	Consent of Independent Registered Public Accounting Firm of Covanta Energy Corporation and Subsidiaries, dated January 16, 2007, by Deloitte & Touche LLP